EXHIBIT 1.1

         [Form of Underwriting Agreement - Subject to Additional Review]

                      1,300,000 SHARES OF COMMON STOCK AND
           1,000,000 SHARES OF CONVERTIBLE REDEEMABLE PREFERRED STOCK

                         STANDARD AUTOMOTIVE CORPORATION

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                          , 1997

DIRKS & COMPANY, INC.
MILLENNIUM FINANCIAL GROUP, INC.
  As Representatives of the
  Several Underwriters listed on Schedule A hereto
c/o Dirks & Company, Inc.
520 Madison Avenue
New York, New York 10022

Ladies and Gentlemen:

     Standard Automotive Corporation, a Delaware corporation (the "Company"), confirms its agreement with Dirks & Company, Inc. ("Dirks"), Millennium Financial Group, Inc. ("Millennium"), and each of the underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 11), for whom Dirks and Millennium are acting as co-representatives (in such capacity, Dirks and Millennium each shall hereinafter sometimes be referred to as a Representative and collectively as "you" or the "Representatives"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of the Company's common stock, $0.001 par value per share ("Common Stock"), and the Company's convertible redeemable preferred stock, $0.001 par value per share ("Convertible Preferred Stock") set forth in Schedule A hereto. The aggregate

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1,300,000 shares of Common Stock and 1,000,000  shares of Convertible  Preferred
Stock will be separately tradeable upon issuance and are hereinafter referred to as the "Firm Securities." The shares of Convertible Preferred Stock may be redeemed by the Company at a redemption price of $[___] [IPO price per share of Convertible Preferred Stock] per share, plus accumulated and unpaid dividends, at any time after __________, 2000 [30 months from the date of this Agreement] on thirty (30) days' prior written notice, provided that the closing bid price of the Common Stock equals or exceeds $[____] [180% of the initial public offering price of the Common Stock] per share, for any twenty (20) trading days within a period of thirty (30) consecutive trading days ending on the fifth trading day prior to the date of the notice of redemption. The shares of Convertible Preferred Stock may be converted into Common Stock at any time after __________, 1998 [180 days from the date of this Agreement] prior to redemption at the ratio of one share of Common Stock for each share of Convertible Preferred Stock, an effective conversion price of $[____] [IPO price per share of Convertible Preferred Stock] per share or 120% of the initial public offering
price  per  share  of  Common  Stock   (subject  to  adjustment   under  certain
circumstances including in the event of the failure by the Company to pay a dividend on the Convertible Preferred Stock within 30 days after a dividend payment date, which will result in each instance in a reduction of $0.50 per share in the conversion price but not below $9.00 per share).

        Upon your request, as provided in Section 2(b) of this Agreement, the Company shall also issue and sell to the Underwriters, acting severally and not jointly, up to an additional 195,000 Shares of Common Stock and/or 150,000 Shares of Convertible Preferred Stock for the purpose of covering over-allotments, if any. Such 195,000 Shares of Common Stock and 150,000 Shares of Convertible Preferred Stock are hereinafter collectively referred to as the "Option Securities." The Company also proposes to issue and sell to the Representatives warrants (the "Representatives' Warrants") pursuant to the Representatives' Warrant Agreement (the "Representatives' Warrant Agreement") for the purchase of an additional 130,000 Shares of Common Stock and/or 100,000 Shares of Convertible Preferred Stock. The Shares of Common Stock and the Shares of Convertible Preferred Stock issuable upon exercise of the Representatives' Warrants and the Shares of Common Stock issuable upon conversion of the Convertible Preferred Stock issuable upon exercise of the Representatives' Warrants are hereinafter referred to as the "Representatives' Securities." The Firm Securities, the Option Securities, the Representatives' Warrants and the Representatives' Securities (collectively, hereinafter referred to as the "Securities") are more fully described in the Registration Statement and the Prospectus referred to below.

        Simultaneously with the closing of the purchase of the shares of Common Stock and Convertible Preferred Stock by the Underwriters, the Company will acquire in a separate Acquisition Transaction (the "Acquisition") all of the Common Stock and ownership interest of Ajax Manufacturing Company, a New Jersey corporation ("Ajax"), the consideration for which will be a combination of cash payable by the Company and a three-year promissory note payable by Ajax as described in the Registration Statement.

        1. Representations and Warranties of each of the Company and Ajax. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and


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as of the Closing Date (as hereinafter defined) and each Option Closing Date (as hereinafter defined), if any, as follows:

              (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form S-1 (No. 333-33465), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Firm Securities, the Option Securities and the Representatives' Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the "Regulations") of the Commission under the Act. The Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Underwriters and will not file any other amendment thereto to which the Underwriters shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Regulations), is hereinafter called the "Registration Statement", and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

              (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or threatened. Each of the Preliminary Prospectus, the Registration Statement and Prospectus at the time of filing thereof conformed with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, the Registration Statement or Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereof or supplement thereto.

              (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date (as defined herein) and each Option Closing Date (as defined herein), if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with


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

the Act and the Rules and Regulations, and will conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter expressly for use in the Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereof or supplement thereto.

              (d) Each of the Company and Ajax has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation. Except as set forth in the Prospectus, each of the Company and Ajax does not own an interest in any corporation, partnership, trust, joint venture or other business entity. Each of the Company and Ajax is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing. Each of the Company and Ajax has all requisite power and authority (corporate and other), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; each of the Company and Ajax is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all applicable federal, state, local and foreign laws, rules and regulations; and each of the Company and Ajax has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of each of the Company and Ajax. The disclosures in the Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on each of the Company and Ajax's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances under which they were made.

              (e) Each of the Company and Ajax has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under "Capitalization" and "Description of Securities" and will have the adjusted capitalization set forth therein on the Closing Date and each Option Closing Date, if any, based upon the assumptions set forth therein, and each of the Company and Ajax is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Representatives' Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding


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

securities of each of the Company and Ajax have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of each of the Company and Ajax or similar contractual rights granted by each of the Company and Ajax. As of the Closing Date, after giving effect to the Acquisition, all of the issued and outstanding shares of capital stock of Ajax will be owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in Ajax are outstanding. The Securities are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Securities to be sold by the Company hereunder, the Underwriters or the Representatives, as the case may be, will acquire good and marketable title to such Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

              (f) The financial statements of each of the Company and Ajax, together with the related notes and schedules thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present the financial position, income, changes in cash flow, changes in stockholders' equity and the results of operations of each of the Company and Ajax at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved and such financial statements as are audited have been examined by BDO Seidman LLP, who are independent certified public accountants within the meaning of the Act and the Rules and Regulations, as indicated in their reports filed therewith. There has been no adverse change or development involving a prospective adverse change in the condition, financial or otherwise, or in the earnings, position, prospects, value, operation, properties, business, or results of operations of each of the Company and Ajax, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the business of each of the Company and Ajax, conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Financial information (including, without limitation, any pro forma financial information) set forth in the Prospectus under the headings "Summary Financial Data," "Selected Consolidated Financial Data," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, on the basis stated in the Prospectus, the information set forth therein, and have been derived from or compiled on a basis consistent with that of the audited financial statements included in the Prospectus; and, in the case of pro forma financial information, if any, the assumptions used in the preparation thereof are reasonable and the


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

adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The amounts shown as accrued for current and deferred income and other taxes in such financial statements are sufficient for the payment of all accrued and unpaid federal, state, local and foreign income taxes, interest, penalties, assessments or deficiencies applicable to each of the Company and Ajax, whether disputed or not, for the applicable period then ended and periods prior thereto; adequate allowance for doubtful accounts has been provided for unindemnified losses due to the operations of each of the Company and Ajax; and the statements of income do not contain any items of special or nonrecurring income not earned in the ordinary course of business, except as specified in the notes thereto.

              (g) Each of the Company and Ajax (i) has paid all federal, state, local, and foreign taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), or has established adequate reserves for such taxes, (ii) has furnished all information returns it is required to furnish pursuant to the Code, (iii) has established adequate reserves for such taxes which are not due and payable, and (iv) does not have any tax deficiency or claims outstanding, proposed or assessed against it, other than as described in the Registration Statement.

              (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Firm Securities and the Option Securities from the Company and the purchase by the Representatives of the Representatives' Warrants from the Company, (iii) the consummation by each of the Company and Ajax of any of its obligations under this Agreement, or (iv) resales of the Firm Securities and the Option Securities in connection with the distribution contemplated hereby.

              (i) Each of the Company and Ajax maintains insurance policies, including, but not limited to, general liability, malpractice and property insurance, which insures each of the Company, Ajax and their employees, against such losses and risks generally insured against by comparable businesses. Each of the Company and Ajax (A) has not failed to give notice or present any insurance claim with respect to any matter, including but not limited to each of the Company and Ajax's business, property or employees, under any insurance policy or surety bond in a due and timely manner, (B) does not have any disputes or claims against any underwriter of such insurance policies or surety bonds or has failed to pay any premiums due and payable thereunder, or (C) has failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of each of the Company and Ajax.

              (j) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of, each of the Company and Ajax which (i) questions the validity of the capital stock of each of the Company and Ajax, this Agreement, or the Representatives' Warrant Agreement, or of any action taken or to be taken by each of the Company and Ajax pursuant to or in connection with


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

this Agreement or the Representatives' Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (iii) might materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of each of the Company and Ajax.

              (k) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities, enter into this Agreement and the Representatives' Warrant Agreement and to consummate the transactions provided for in this Agreement and the Representatives' Warrant Agreement; and this Agreement and the Representatives' Warrant Agreement have each been duly and properly authorized, executed and delivered by the Company. Each of this Agreement and the Representatives' Warrant Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, and none of the Company's issue and sale of the Securities, execution or delivery of this Agreement or the Representatives' Warrant Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of each of the Company and Ajax pursuant to the terms of (i) the amended and restated articles of incorporation or amended and restated by-laws of each of the Company and Ajax, (ii) any license, contract, collective bargaining agreement, indenture, mortgage, deed of trust, lease, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which each of the Company and Ajax is a party or by which each of the Company and Ajax is or may be bound or to which its or assets (tangible or intangible) is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to each of the Company and Ajax of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over each of the Company and Ajax or any of its activities or properties.

              (l) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement and the Representatives' Warrant Agreement and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Securities, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Firm Securities and the Option Securities, and the Representatives' Warrants to be sold by the Company hereunder.


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

              (m) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which each of the Company and Ajax is a party or by which it or they may be bound or to which its or their respective assets, properties or business may be subject have been duly and validly authorized, executed and delivered by each of the Company and Ajax and constitute the legal, valid and binding agreements of each of the Company and Ajax, as the case may be, enforceable against it in accordance with its terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by Form S-1, and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

              (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, each of the Company and Ajax has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class, and there has not been any change in the capital stock, or any change in the debt (long or short term) or liabilities or material adverse change in or affecting the general affairs, management, financial operations, stockholders' equity or results of operations of each of the Company and Ajax.

              (o) No default exists in the due performance and observance of any term, covenant or condition of any license, contract, collective bargaining agreement, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which each of the Company and Ajax is a party or by which each of the Company and Ajax may be bound or to which the property or assets (tangible or intangible) of each of the Company and Ajax is subject or affected.

              (p) Each of the Company and Ajax has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving each of the Company and Ajax by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against each of the Company and Ajax pending before the National Labor Relations Board or any lockout, strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving each of the Company and Ajax, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of each of the Company and Ajax, and no collective bargaining agreement or modification thereof is currently being negotiated by each of the Company and Ajax. No grievance or arbitration proceeding is pending under any expired


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

or existing collective bargaining agreements of each of the Company and Ajax. No labor dispute with the employees of each of the Company and Ajax exists, or, is imminent.

              (q) Neither the Company nor Ajax maintains, sponsors or contributes to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). Neither the Company nor Ajax maintains or contributes, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, which could subject each of the Company and Ajax to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. Each of the Company and Ajax has never completely or partially withdrawn from a "multiemployer plan."

              (r) Neither the Company, nor Ajax, nor any of their respective employees, directors, stockholders, partners, or affiliates (within the meaning of the Rules and Regulations) of any of the foregoing has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

              (s) Except as otherwise disclosed in the Prospectus, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by each of the Company and Ajax, are in dispute so far as known by each of the Company and Ajax or are in any conflict with the right of any other person or entity. Each of the Company and Ajax (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and (ii) is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

              (t) Each of the Company and Ajax has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable.

              (u) BDO Seidman LLP,  whose report is filed with the Commission as
a  part  of  the  Registration  Statement,   are  independent  certified  public
accountants as required by the Act and the Rules and Regulations.

              (v) The Company has caused to be duly executed legally binding and enforceable agreements pursuant to which each of the Company's officers, directors and all holders of the Common Stock of the Company or securities exchangeable or exercisable for or convertible into shares of Common Stock, has agreed not to, directly or indirectly, issue, offer, offer to sell, sell, grant any option for the sale or purchase of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of not less than twelve (12) months following the effective date of the Registration Statement without the prior written consent of Dirks. During the twelve (12) month period commencing on the effective date of the Registration Statement, the Company shall not, without the prior written consent of Dirks, sell, contract or offer to sell, issue, transfer, assign, pledge, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any options, rights or warrants with respect to any shares of Common Stock. The Company will cause the Transfer Agent (as hereinafter defined) to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers.

              (w) There are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company, or any of its officers, directors, stockholders, partners, employees or affiliates, that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

              (x) The Common Stock has been approved for quotation on the American Stock Exchange ("Amex").

              (y) None of the Company or Ajax, nor any of their respective officers, employees, agents or any other person acting on behalf of the Company or Ajax has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of each of the Company and Ajax (or assist each of the Company and Ajax in connection with any actual or proposed transaction) which (a) might subject each of the Company and Ajax, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, might have had a material adverse effect on the assets, business or operations of each of the Company and Ajax, or (c) if not continued in the future, might adversely affect the assets, business, condition, financial or otherwise, earnings, position, properties, value, operations or prospects of each of the Company and Ajax. Each of the Company and Ajax's internal accounting controls are sufficient to cause each of the Company and Ajax to comply with the Foreign Corrupt Practices Act of 1977, as amended.

              (z) Except as set forth in the Prospectus, no officer, director, stockholder or partner of each of the Company and Ajax, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by each of the Company and Ajax, or (B) purchases from or sells or furnishes to each of the Company and Ajax any goods or services, or (ii) a beneficiary interest in any contract or agreement to which each of the Company and Ajax is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among each of the Company and Ajax, and any officer, director, or 5% or greater securityholder of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities.

              (aa) Any certificate signed by any officer of the Company or of Ajax, and delivered to the Underwriters or to Underwriters' Counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

              (ab) The minute  books of each of the  Company  and Ajax have been made available to the Underwriters and contain a complete summary of all meetings and actions of the directors (including committees thereof) and
stockholders  of  each  of  the  Company  and  Ajax,   since  the  time  of  its
incorporation, and reflect all transactions referred to in such minutes accurately in all material respects.

              (ac) Except and to the extent described in the Prospectus, no holders of any securities of each of the Company and Ajax or of any options, warrants or other convertible or exchangeable securities of each of the Company and Ajax have the right to include any securities issued by each of the Company and Ajax in the Registration Statement or any registration statement to be filed by the Company or to require each of the Company and Ajax to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of each of the Company and Ajax.

              (ad) The Company has as of the effective date of the Registration Statement (i) entered into an employment agreement with Karl Massaro in the form filed as Exhibit 10.2 to the Registration Statement and (ii) purchased term key person insurance on the life of Karl Massaro in the amount of two (2) million dollars which policy names the Company as the sole beneficiary thereof.

              (ae) The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

              (af) Each of the Company and Ajax maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparations of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (ag) The Company has entered into the Stock Purchase Agreement with Carl Massaro (the "Stock Purchase Agreement"), set forth as Exhibit 10.1 to the Registration Statement, pursuant to which the Company will acquire in a separate Acquisition all of the common stock and ownership interest of Ajax. The Stock Purchase Agreement is in full force and effect, has been duly and validly authorized, executed and delivered by the parties thereto, and is valid and binding on the parties thereto in accordance with its terms and none of the parties thereto is in default in any respect thereunder. A complete and correct copy of the Stock Purchase Agreement (including exhibits and schedules) has been delivered to the Representatives and no changes therein will be made subsequent hereto and prior to the Closing Date.

              (ah) The representations and warranties made in the Stock Purchase Agreement by the Company and Ajax and/or Carl Massaro are true and correct in all material respects, except for such changes permitted or contemplated by such Stock Purchase Agreement.

        2. Purchase, Sale and Delivery of the Securities.

              (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company at a price of $___ [92% of the public offering price] per share of Common Stock and $___ [92% of the public offering price] per share of Convertible Preferred Stock, that number of Firm Securities set forth in Schedule A opposite the name of such Underwriter, subject to such adjustment as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares, plus any additional number of Firm Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof.

              (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase all or any part of an additional 195,000 Shares of Common Stock at a price of $___ [92% of the public offering price] per share of Common Stock and/or an additional 150,000 Shares of

Convertible Preferred Stock at a price of $___ [92% of the public offering price] per share of Convertible Preferred Stock. The option granted hereby will expire forty-five (45) days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representatives, but shall not be later than three (3) full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Representatives and the Company. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Option Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

              (c) Payment of the purchase price for, and delivery of certificates for, the Firm Securities shall be made at the offices of Dirks at 520 Madison Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Representatives and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on , 1997 or at such other time and date as shall be agreed upon by the Representatives and the Company, but not less than three (3) nor more than five
(5) full business days after the effective date of the Registration Statement (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned office of Representatives or at such other place as shall be agreed upon by the Representatives and the Company on each Option Closing Date as specified in the notice from the Representatives to the Company. Delivery of the certificates for the Firm Securities and the Option Securities, if any, shall be made to the Underwriters against payment by the Underwriters, severally and not jointly, of the purchase price for the Firm Securities and the Option Securities, if any, to the order of the Company for the Firm Securities and the Option Securities, if any, by New York Clearing House funds. In the event such option is exercised, each of the Underwriters, acting severally and not jointly, shall purchase that proportion of the total number of Option Securities then being purchased which the number of Firm Securities set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares. Certificates for the Firm Securities and the Option Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two (2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Securities and the Option Securities, if any, shall be made available to the Representatives at such office or such other place as the Representatives may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

              (d) On the Closing Date, the Company shall issue and sell to the Representatives Representatives' Warrants at a purchase price of $.0001 per warrant, which Representatives' Warrants shall entitle the holders thereof to purchase an aggregate of 130,000 shares of Common Stock and/or 100,000 shares of Convertible Preferred Stock. The Representatives' Warrants shall be exercisable for a period of four (4) years commencing one (1) year from the effective date of the Registration Statement at a price equaling one hundred sixty-five percent (165%) of the respective initial public offering price of the shares of Common Stock and the shares of Convertible Preferred Stock. The Representatives' Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit [___] to the Registration Statement. Payment for the Representatives' Warrants shall be made on the Closing Date.

        3. Public Offering of the Shares of Common Stock and the Shares of Convertible Preferred Stock. As soon after the Registration Statement becomes effective as the Representatives deem advisable, the Underwriters shall make a public offering of the shares of Common Stock and shares of Convertible Preferred Stock (other than to residents of or in any jurisdiction in which qualification of the shares of Common Stock and shares of Convertible Preferred Stock is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Representatives may from time to time increase or decrease the respective public offering price after distribution of the shares of Common Stock and shares of Convertible Preferred Stock has been completed to such extent as the Representatives, in their discretion deem advisable. The Underwriters may enter into one or more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

        4. Covenants and Agreements of the Company. The Company covenants and agrees with each of the Underwriters as follows:

              (a)  The  Company   shall  use  its  best  efforts  to  cause  the
Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the shares of Common Stock and shares of Convertible Preferred Stock by the Underwriters of which the Representatives shall not previously have been advised and furnished with a copy, or to which the Representatives shall have objected or which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

              (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Representatives and confirm the notice in writing (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose; (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every effort to obtain promptly the lifting of such order.

              (c) The Company shall file the Prospectus (in form and substance satisfactory to the Representatives) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representatives, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifth business day after the effective date of the Registration Statement.

              (d) The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Representatives or Orrick, Herrington & Sutcliffe LLP ("Underwriters' Counsel") shall object.

              (e) The Company shall endeavor in good faith, in cooperation with the Representatives, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representatives agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

              (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Representatives promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may request.

              (g) As soon as practicable, but in any event not later than forty-five (45) days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (ninety (90) days in the event that the end of such fiscal quarter is the end of each of the Company and Ajax's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representatives, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least twelve (12) consecutive months after the effective date of the Registration Statement.

              (h) During a period of seven (7) years after the date hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the
Representatives:

              i. concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

              ii. concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

              iii. as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

              iv. as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

              v. every press release and every material news item or article of interest to the financial community in respect of the Company, or its affairs, which was released or prepared by or on behalf of the Company; and

              vi. any additional information of a public nature concerning the Company (and any future subsidiary) or its businesses which the Representatives may reasonably request.

        During such seven-year period, if the Company has an active subsidiary, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiary(ies) are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

              (i) The Company will maintain a transfer agent ("Transfer Agent") and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock and Convertible Preferred Stock.

              (j) The Company will furnish to the Representatives or on the Representatives' order, without charge, at such place as the Representatives may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representatives may request.

              (k) On or before the effective date of the Registration Statement, the Company shall provide the Representatives with true original copies of duly executed, legally binding and enforceable agreements pursuant to which, for a period of twelve (12) months from the effective date of the Registration Statement, each of the Company's officers, directors and all holders of the Common Stock of the Company or securities exchangeable or exercisable for or convertible into shares of Common Stock agrees that it or he or she will not, directly or indirectly, issue, offer to sell, sell, grant an option for the sale or purchase of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without the prior consent of Dirks (collectively, the "Lock-up Agreements"). During the twelve (12) month period commencing on the effective date of the Registration Statement, the Company shall not, without the prior written consent of the Dirks, sell, contract or offer to sell, issue, transfer, assign, pledge, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any options, rights or warrants with respect to any shares of
Common Stock. On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers. The Company further covenants that it will not file a registration statement with the Commission during the twelve (12) month period commencing on the effective date of the Registration Statement without the prior written consent of Dirks.

              (l) None of each of the Company or Ajax, nor any of their respective officers, directors, stockholders, nor any of their affiliates
(within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

              (m) The Company shall apply the net proceeds from the sale of the Securities in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company.

              (n) The Company shall timely file all such reports, forms or other documents as may be required (including, but not limited to, a Form SR as may be required pursuant to Rule 463 under the Act) from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

              (o) Each of the Company and Ajax shall furnish to the Representatives as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of each of the Company and Ajax (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by each of the Company and Ajax's independent public accountants, as stated in their letters to be furnished pursuant to Sections 6(n) and 6(o) hereof.

              (p) The Company shall cause the Common Stock and the Convertible Preferred Stock to be listed on AMEX and, for a period of seven (7) years from the date hereof, use its best efforts to maintain the AMEX listing of the Common Stock and the Convertible Preferred Stock to the extent outstanding.

              (q) For a period of five (5) years from the Closing Date, the Company shall furnish to the Representatives at either Representatives' reasonable request and the Company's sole expense, (i) daily consolidated transfer sheets relating to the Common Stock and the Convertible Preferred Stock
(ii) the list of holders of all of the Company's securities and (iii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company.

              (r) As soon as practicable, (i) but in no event more than five (5)
business days before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Securities and (ii) but in no event more than thirty (30) days after the effective date of the Registration Statement, take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions and Moody's OTC Manual and to continue such inclusion for a period of not less than seven (7) years.

              (s) The Company  hereby agrees that,  except as set forth above in
Section 4(k) and the 340,000 shares reserved for future issuance under the Company's 1997 Stock Option Plan ("Stock Option Plan"), it will not, for a period of twelve (12) months from the effective date of the Registration
Statement, adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plan or similar arrangement, permitting (i) the grant, issue, sale or entry into any agreement to grant, issue or sell any option, warrant or other contract right (x) at an exercise price that is less than the greater of the public offering prices of the Common Stock and the Convertible Preferred Stock set forth herein and the fair market value on the date of grant or sale or (y) to any of its executive officers or directors or to any holder of 5% or more of the Common Stock or the Convertible Preferred Stock; (ii) the maximum number of shares of Common Stock, Convertible Preferred Stock or other securities of the Company purchasable at any time pursuant to options or warrants issued by the Company to exceed such 340,000 shares reserved for future issuance under the Company's Stock Option Plan; (iii) the payment for such securities with any form of consideration other than cash; or (iv) the existence of stock appreciation rights, phantom options or similar arrangements. Furthermore, the Company agrees that for a period of twelve (12) months from the effective date of the Registration Statement, the Company will not amend any material employment agreement or option agreement or other agreement providing compensation to any officer, director or other principal stockholder, without the prior written consent of Dirks.

              (t) Until the completion of the distribution of the Securities, each of the Company and Ajax shall not, without the prior written consent of the Representatives and Underwriters' Counsel, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to each of the Company and Ajax or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of each of the Company and Ajax's business consistent with past practices with respect to each of the Company and Ajax's operations.

              (u) For a period equal to the lesser of (i) seven (7) years from the date hereof, and (ii) the sale to the public of the Representatives' Securities, each of the Company and Ajax will not take any action or actions which may prevent or disqualify the Company's use of Form S-1 (or other appropriate form) for the registration under the Act of the Representatives' Securities.

              (v) For a period of three (3) years after the effective date of the Registration Statement, the Company agrees that Dirks shall have the right to designate one (1) person to attend all meetings of the Board of Directors of the Company (the "Board"). The Company shall send to such person all notices and other correspondence and communications sent by the Company to members of the Board. Such designee(s) of Dirks shall be reimbursed for all out-of-pocket expenses incurred in connection with their attendance of meetings of the Board.

              (w) Each of the Company, Ajax and Carl Massaro will: (i) use its/his best efforts to satisfy all conditions to consummation of the Ajax Acquisition as set forth in the Stock Purchase Agreement with respect thereto;
(ii) use its/his best efforts to cause each other party to such Stock Purchase Agreement to satisfy all conditions to the consummation of the Ajax Acquisition; and (iii) promptly notify the Representatives of the occurrence of any event which may result in the non-consummation of the Ajax Acquisition on the First Closing Date.

              (x) Each of the Company and Carl Massaro covenant that they will consummate the Acquisition Transaction at the Closing Date upon notice that the Firm Securities have been paid for and delivered in accordance with the terms set forth in Section 2 of this Agreement.

              (y) The Company covenants that at the Closing it will instruct the Representatives to pay the proceeds from the sale of the Firm Securities (net of underwriting discounts and expenses) directly to Carl Massaro pursuant to the terms of the Stock Purchase Agreement and as disclosed in the Prospectus.

              (z) The Company covenants that upon the written request of either Representative it will assign to the Representatives the Company's rights under the Stock Purchase Agreement to enforce the Company's rights against Carl Massaro for breach of any representations, warranties or covenants contained in the Stock Purchase Agreement.

        5.    Payment of Expenses.

              (a) The Company hereby agrees to pay on the Closing Date, and each Option Closing Date, if any, all expenses and fees (other than fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement, the Representatives' Warrant Agreement and the Stock Purchase Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing (including mailing and handling charges), filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Representatives'
Warrant Agreement, the Agreement Among Underwriters, the Selected Dealer Agreements, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the Securities including, but not limited to, (x) the purchase by the Underwriters of the Firm Securities and the Option Securities and the purchase by the Representatives of the Representatives' Warrants from the Company, (y) the consummation by the Company of any of its obligations under this Agreement and the Representatives' Warrant Agreement, and (z) resale of the Firm Securities and the Option Securities by the Underwriters in connection with the distribution contemplated hereby, (iv) the qualification of the Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum", the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, and disbursements and fees of counsel in connection therewith, (v) advertising costs and expenses, including but not limited to costs and expenses in connection with the "road show", information meetings and presentations, bound volumes and prospectus memorabilia and "tombstone" advertisement expenses, (vi) costs and expenses in connection with due diligence investigations, including but not limited to the fees of any independent counsel, expert or consultant retained, (vii) fees and expenses of the Transfer

Agent and registrar and all issue and transfer taxes, if any, (viii) applications for assignment of a rating of the Securities by qualified rating agencies, (ix) the fees payable to the Commission and the NASD, and (x) the fees and expenses incurred in connection with the quotation of the Securities on the AMEX or Nasdaq and any other exchange.

              (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6 (except Sections 6(c), 6(j) and 6(n)) or Section 12, the Company shall reimburse and indemnify the Underwriters for all of their actual out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters and all Blue Sky counsel fees (excluding filing fees) and disbursements (less amounts previously paid pursuant to Section 5(c) hereof).

              (c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Representatives on the Closing Date by certified or bank cashier's check or, at the election of the Representatives, by deduction from the proceeds of the offering of the Firm Securities, a non-accountable expense allowance equal to 3% of the gross proceeds received by the Company from the sale of the Firm Securities, $50,000 of which has been paid to date. In the event the Representatives elect to exercise the overallotment option described in Section 2(b) hereof, the Company further agrees to pay to the Representatives on each Option Closing Date, by certified or bank cashier's check, or at the Representatives' election, by deduction from the proceeds of the Option Securities purchased on such Option Closing Date, a non-accountable expense allowance equal to 3% of the gross proceeds received by the Company from the sale of such Option Securities.

        6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of each of the Company and Ajax herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by each of the Company and Ajax on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

              (a) The Registration Statement shall have become effective not later than 9:30 a.m., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representatives, and, at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Common Stock, the price of the Convertible Preferred Stock and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period and, prior to the Closing Date, the

Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

              (b) The Representatives shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (c) On or prior to each of the Closing Date and each Option Closing Date, if any, the Representatives shall have received from Underwriters' Counsel, such opinion or opinions with respect to the organization of each of the Company and Ajax, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request and Underwriters' Counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters.

              (d) At the Closing Date, the Underwriters shall have received the favorable opinion of Phillips Nizer Benjamin Krim & Ballon LLP, counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

              i. the Company (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction,
        (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, and (C) has all requisite corporate power and authority, and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state and local laws, rules and regulations; and, the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, operations, condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they were made;

              ii. except as described in the Prospectus, the Company does not own an interest in any other corporation, partnership, joint venture, trust or other business entity;

              iii.  the Company has a duly  authorized,  issued and  outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "CAPITALIZATION", and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue, sell, transfer, purchase or redeem any capital stock, rights, warrants, options or other securities, except for this Agreement and the Representatives' Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or any similar rights granted by the Company. The Securities to be sold by the Company hereunder and under the Representatives' Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities are in due and proper form. The Representatives' Warrants and the shares of Convertible Preferred Stock constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby. Upon the issuance and delivery pursuant to this Agreement of the Firm Securities and the Option Securities and the Representatives' Warrants to be sold by the Company, the Underwriters and the Representatives, respectively, will acquire good and marketable title to the Firm Securities and the Option Securities and the Representatives' Warrants free and clear of any pledge, lien, charge, claim, encumbrance, pledge, security interest, or other restriction or equity of any kind whatsoever. No transfer tax is payable by or on behalf of the Underwriters in connection with (A) the issuance by the Company of the Securities, (B) the purchase by the Underwriters of the Firm Securities and the Option Securities from the Company, and the purchase by the Representatives of the Representatives' Warrants from the Company (C) the consummation by the Company of any of its obligations under this Agreement or the Representatives' Warrant Agreement, or (D) resales of the Firm Securities and the Option Securities in connection with the distribution contemplated hereby.

              iv. the Registration Statement is effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such counsel's knowledge, threatened or contemplated under the Act;

              v. each of the Preliminary Prospectus, the Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

              vi.  to the best of such  counsel's  knowledge,  (A)  there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) and the Prospectus and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company is a party or by which it is bound, including any document to which the Company is a party or by which it is bound, incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate and fairly represent the information required to be shown by Form S-1; (C) there is not pending or threatened against the Company any action, arbitration, suit, proceeding, inquiry, investigation, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which (x) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), (y) questions the validity of the capital stock of the Company or this Agreement or the Representatives' Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required; and (E) there is no action, suit or proceeding pending, or threatened, against or affecting the Company before any court or arbitrator  or  governmental  body,  agency  or  official  (or any basis thereof known to such counsel) in which there is a reasonable possibility of a decision which may result in a material adverse change in the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company, which could adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement or the Representatives' Warrant

        Agreement  or which in any manner  draws into  question  the validity or
        enforceability  of  this  Agreement  or  the  Representatives'   Warrant
        Agreement;

              vii. the Company has full legal right, power and authority to enter into each of this Agreement and the Representatives' Warrant Agreement, and to consummate the transactions provided for therein; and each of this Agreement and the Representatives' Warrant Agreement has been duly authorized, executed and delivered by the Company. Each of this Agreement and the Representatives' Warrant Agreement, assuming due authorization, execution and delivery by each other party thereto constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's execution or delivery of this Agreement and the Representatives' Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of, (A) the certificate of incorporation or by-laws of the Company, (B) any license, contract, collective bargaining agreement, indenture, mortgage, deed of trust, lease, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or
        (C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its respective activities or properties.

              viii. no consent, approval, authorization or order, and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered) is required in connection with the issuance of the Firm Securities and the Option Securities pursuant to the Prospectus and the Registration Statement, the issuance of the Representatives'
        Warrants, the performance of this Agreement and the Representatives' Warrant Agreement, and the transactions contemplated hereby and thereby;

              ix. the properties and business of the Company conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and the Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable;

              x. the Company is not in breach of, or in default under, any term or provision of any license, contract, collective bargaining agreement, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, partnership agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which the properties or assets (tangible or intangible) of the Company is subject or affected; and the Company is not in violation of any term or provision of its Amended and Restated Articles of Incorporation or Amended and Restated By-Laws or in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation;

              xi. the statements in the Prospectus under "RISK FACTORS," "THE COMPANY," "BUSINESS," "MANAGEMENT," "PRINCIPAL STOCKHOLDERS," "CERTAIN TRANSACTIONS," "DESCRIPTION OF SECURITIES," and "SHARES ELIGIBLE FOR FUTURE SALE" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

              xii. the Securities have been accepted for quotation on the AMEX;

              xiii. the persons listed under the caption "PRINCIPAL STOCKHOLDERS" in the Prospectus are the respective "beneficial owners" (as such phrase is defined in regulation 13d-3 under the Exchange Act) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

              xiv. none of the Company nor any of its officers, stockholders, employees or agents, nor any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (B) if not given in the past, might have had an adverse effect on the assets, business or operations of the Company, as reflected in any of the financial statements contained in the Registration Statement, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company;

              xv. no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

              xvi. except as described in the Prospectus, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or financial consulting arrangements or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation, as determined by the NASD;

              xvii. assuming due execution by the parties thereto other than the Company, the Lock-up Agreements are legal, valid and binding obligations of the parties thereto, enforceable against the party and any subsequent holder of the securities subject thereto in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law);

              xviii. except as described in the Prospectus, the Company does not
        (A) maintain, sponsor or contribute to any ERISA Plans, (B) maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and (C) has never completely or partially withdrawn from a "multiemployer plan";

              xix. the minute books of the Company have been made available to the Underwriters and contain a complete summary of all meetings and actions of the directors and stockholders of the Company since the time of its incorporation and reflect all transactions referred to in such minutes accurately in all material respects;

              xx. except as set forth in the Prospectus and to the best knowledge of such counsel, no officer, director or stockholder of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (A) an interest in any person or entity which (x) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (y) purchases from or sells or furnishes to the Company any goods or services, or (B) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "CERTAIN TRANSACTIONS," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, or 5% or greater securityholder of the Company, or any affiliate or associate of any such person or entity;

              xxi. to the best of such counsel's knowledge, after due inquiry, there is no action, suit, proceeding, inquiry, investigation, litigation or governmental proceeding, domestic or foreign, pending or threatened (or circumstances that may give rise to the same) involving the Company's production, use, testing, manufacturing or marketing of any products or services, which (i) questions the authority of the Company to produce, use, test, manufacture or market any products or services as described in the Prospectus, (ii) questions the completeness or accuracy of data generated by any trials, tests or studies being conducted by or on behalf of the Company, (iii) is required to be disclosed in the Prospectus which is not so disclosed, or (iv) might materially and adversely affect the condition, financial or otherwise, or the earnings, prospects, value, operations or business of the Company.

              xxii. none of the Company nor any of its affiliates shall be subject to the requirements of or shall be deemed an "Investment Company," pursuant to and as defined under, respectively, the Investment Company Act.

        Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, and representatives of the independent public accountants for the Company, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus, and related matters and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Prospectus, the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Preliminary Prospectus or Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or the Prospectus). Such counsel shall further state that its opinions may be relied upon by Underwriters' Counsel in rendering its opinion to the Underwriters.

        In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Representatives, Underwriters' Counsel and they are each justified in relying thereon. Any opinion of counsel for the Company shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991) or any comparable state accord.

              (e) At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Phillips Nizer Benjamin Krim & Ballon LLP, counsel to the Company, dated on such Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of such Option Closing Date the statements made by Phillips Nizer Benjamin Krim & Ballon LLP in its opinions delivered on the Closing Date.

              (f) At the Closing Date, the Underwriters shall have received the favorable opinion of Marc Maser, Esq. counsel to Ajax, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

              i. Ajax (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction, (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, and (C) has all requisite corporate power and authority, and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; Ajax is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state and local laws, rules and regulations; and, Ajax has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, operations, condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of Ajax. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on Ajax's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they were made;

              ii. except as described in the Prospectus, Ajax does not own an interest in any other corporation, partnership, joint venture, trust or other business entity;

              iii. Ajax is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue, sell, transfer, purchase or redeem any capital stock, rights, warrants, options or other securities, except for the Stock Purchase Agreement, as described in the Prospectus. The Securities and all other securities issued or issuable by Ajax conform in all material respects to all statements with respect thereto contained in the Stock Purchase Agreement. All issued and outstanding securities of Ajax have been duly authorized and validly issued and are fully paid and non-assessable; the holder thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holder; and none of such securities were issued in violation of the preemptive rights of any holders of any security of Ajax or any similar rights granted by Ajax. The securities to be sold by Ajax under the Stock Purchase Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms of the Stock Purchase Agreement, will be validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus and the Stock Purchase Agreement; the Company will not be subject to any liability solely as holders such securities; all corporate action required to be taken for the authorization, issue and sale of the securities has been duly and validly taken; and the certificates representing the securities are in due and proper form. Upon the delivery pursuant to the Stock Purchase Agreement of Ajax's issued and outstanding common stock, the Company will acquire good and marketable title to Ajax's issued and outstanding common stock free and clear of any pledge, lien, charge, claim, encumbrance, pledge, security interest, or other restriction or equity of any kind whatsoever. No transfer tax is payable by or on behalf of the Company in connection with (A) the purchase by the Company of Ajax's issued and outstanding common stock from Ajax or (B) the consummation by Ajax of any of its obligations under this Agreement or the Stock Purchase Agreement.

              iv. to the best of such counsel's knowledge, (A) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which Ajax is a party or by which it is bound, including any document to which Ajax is a party or by which it is bound, incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate and fairly represent the information required to be shown by Form S-1; (B) there is not pending or threatened against Ajax any action, arbitration, suit, proceeding, inquiry, investigation, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of Ajax which
        (x) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), (y) questions the validity of the capital stock of Ajax or this Agreement or the Stock Purchase Agreement, or of any action taken or to be taken by Ajax pursuant to or in connection with any of the foregoing; and (C) there is no action, suit or proceeding pending, or threatened, against or affecting Ajax before any court or arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which there is a reasonable possibility of a decision which may result in a material adverse change in the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of Ajax, which could adversely affect the present or prospective ability of Ajax to perform its obligations under this Agreement or the Stock Purchase Agreement or which in any manner draws into question the validity or enforceability of this Agreement or the Stock Purchase Agreement;

              v. Ajax has full legal right, power and authority to enter into each of this Agreement and the Stock Purchase Agreement, and to consummate the transactions provided for therein; and each of this Agreement and the Stock Purchase Agreement has been duly authorized, executed and delivered by Ajax. Each of this Agreement and the Stock Purchase Agreement, assuming due authorization, execution and delivery by each other party thereto constitutes a legal, valid and binding agreement of Ajax enforceable against Ajax in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of Ajax's execution or delivery of this Agreement and the Stock Purchase Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of Ajax pursuant to the terms of, (A) the certificate of incorporation or by-laws of Ajax, (B) any license, contract, collective bargaining agreement, indenture, mortgage, deed of trust, lease, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which Ajax is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or
        (C) any statute, judgment, decree, order, rule or regulation applicable to Ajax of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over Ajax or any of its respective activities or properties.

              vi. no consent, approval, authorization or order, and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered) is required in connection with the performance of this Agreement and the Stock Purchase Agreement, and the transactions contemplated hereby and thereby;

              vii. the properties and business of Ajax conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and Ajax has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable;

              viii. Ajax is not in breach of, or in default under, any term or provision of any license, contract, collective bargaining agreement, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, partnership agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which Ajax is a party or by which Ajax may be bound or to which the properties or assets (tangible or intangible) of Ajax is subject or affected; and Ajax is not in violation of any term or provision of its Amended and Restated Articles of Incorporation or Amended and Restated By-Laws or in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation;

              ix. none of Ajax nor any of its officers, stockholders,  employees or agents, nor any other person acting on behalf of Ajax has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of Ajax (or assist it in connection with any actual or proposed transaction) which (A) might subject Ajax to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (B) if not given in the past, might have had an adverse effect on the assets, business or operations of Ajax, as reflected in any of the financial statements contained in the Registration Statement, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of Ajax;

              x. no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of Ajax, require Ajax to file any registration statement or, if filed, to include any security in such registration statement;

              xi. except as described in the Prospectus, Ajax does not (A) maintain, sponsor or contribute to any ERISA Plans, (B) maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and (C) has never completely or partially withdrawn from a "multiemployer plan";

              xii. the minute books of Ajax have been made available to the Underwriters and contain a complete summary of all meetings and actions of the directors and stockholders of Ajax since the time of its incorporation and reflect all transactions referred to in such minutes accurately in all material respects;

              xiii. except as set forth in the Prospectus and to the best knowledge of such counsel, no officer, director or stockholder of Ajax, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (A) an interest in any person or entity which (x) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by Ajax, or (y) purchases from or sells or furnishes to Ajax any goods or services, or (B) a beneficial interest in any contract or agreement to which Ajax is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "CERTAIN TRANSACTIONS," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the

        Company, and any officer, director, or 5% or greater securityholder of Ajax, or any affiliate or associate of any such person or entity;

              xiv. to the best of such counsel's knowledge, after due inquiry, there is no action, suit, proceeding, inquiry, investigation, litigation or governmental proceeding, domestic or foreign, pending or threatened (or circumstances that may give rise to the same) involving Ajax's production, use, testing, manufacturing or marketing of any products or services, which (i) questions the authority of Ajax to produce, use, test, manufacture or market any products or services as described in the Prospectus, (ii) questions the completeness or accuracy of data generated by any trials, tests or studies being conducted by or on behalf of Ajax, (iii) is required to be disclosed in the Prospectus which is not so disclosed, or (iv) might materially and adversely affect the condition, financial or otherwise, or the earnings, prospects, value, operations or business of Ajax.

              xv. none of Ajax nor any of its affiliates shall be subject to the requirements of or shall be deemed an "Investment Company," pursuant to and as defined under, respectively, the Investment Company Act.

        Such counsel shall state that such counsel has participated in conferences with officers and other representatives of Ajax, and representatives of the independent public accountants for Ajax, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus, and related matters and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary
Prospectus, the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Preliminary Prospectus or Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or the Prospectus). Such counsel shall further state that its opinions may be relied upon by Underwriters' Counsel in rendering its opinion to the Underwriters.

        In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of Ajax and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of Ajax, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel for Ajax shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Representatives, Underwriters' Counsel and they are each justified in relying thereon. Any opinion of counsel for Ajax shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991) or any comparable state accord.

              (g) At the Closing Date, the Underwriters shall have received the favorable opinion of Peter Dollenger, Esq. environmental counsel to the Company, dated the Closing Date, addressed to the Underwriters in substantially the form attached hereto as Exhibit A.

              (h) On or prior to each of the Closing Date and each Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of each of the Company and Ajax, or herein contained.

              (i)  Prior to each of the  Closing  Date and each  Option  Closing
Date, if any, (i) there shall have been no material adverse change nor development involving a prospective change in the condition, financial or
otherwise,   earnings,  position,  value,  properties,  results  of  operations, prospects, stockholders' equity or the business activities of each of the Company and Ajax, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by each of the Company or Ajax, from the latest date as of which the financial condition of each of the Company and Ajax is set forth in the Registration Statement and Prospectus which is materially adverse to each of the Company or Ajax; (iii) neither the Company nor Ajax shall be in material default under any provision of any instrument relating to any outstanding indebtedness; (iv) neither the Company nor Ajax shall have issued any securities (other than the Securities) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there has not been any change in the capital stock or any material change in the debt (long or short term) or liabilities or obligations of each of the Company or Ajax (contingent or otherwise); (v) no material amount of the assets of each of the Company or Ajax shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances giving rise to same) against each of the Company or Ajax, or affecting any of its respective properties or businesses before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, earnings, position, value, properties, results of operations, prospects or financial condition or income of each of the Company and Ajax; and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

              (j) At each of the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate of each of the Company and Ajax signed by the principal executive officer and by the chief financial or chief accounting officer of each of the Company and Ajax, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus, the Stock Purchase Agreement and this Agreement, and that:

              i. The representations and warranties of each of the Company and Ajax in the Stock Purchase Agreement and this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and each of the Company and Ajax has complied with all agreements and covenants and satisfied all conditions contained in the Stock Purchase Agreement and this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

              ii. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, are contemplated or threatened under the Act;

              iii. The Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus or any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

              iv. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (a) neither the Company nor Ajax has incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (b) neither the Company nor Ajax has paid or declared any dividends or other distributions on its capital stock; (c) neither the Company nor Ajax has entered into any material transactions not in the ordinary course of business; (d) there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business) of each of the Company or Ajax; (e) neither the Company nor Ajax has sustained any material loss or damage to its properties or assets, whether or not insured; (f) there is no litigation which is pending or threatened (or circumstances giving rise to same) against each of the Company or Ajax or any affiliated party which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and (g) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

References to the  Registration  Statement and the Prospectus in this subsection
(j) are to such documents as amended and supplemented at the date of such certificate.

              (k) By the Closing Date, the Underwriters will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

              (l) At the time this Agreement is executed, the Underwriters shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriters and Underwriters' Counsel, from BDO Seidman LLP:

              i.  confirming  that  they  are   independent   certified   public
        accountants with respect to each of the Company and Ajax within the meaning of the Act and the applicable Rules and Regulations;

              ii. stating that it is their opinion that the financial statements and supporting schedules of each of the Company and Ajax included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representatives may rely upon the opinion of BDO Seidman LLP with respect to the financial statements and supporting schedules included in the Registration Statement;

              iii. stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of each of the Company and Ajax, a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors of each of the Company and Ajax, consultations with officers and other employees of each of the Company and Ajax responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the unaudited financial statements and supporting schedules of each of the Company and Ajax included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of each of the Company and Ajax included in the Registration Statement, or (B) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock or long-term debt of each of the Company and Ajax, or any decrease in the stockholders' equity or net current assets or net assets of each of the Company and Ajax as compared with amounts shown in the June 30, 1997 balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (C) during the period from June 30, 1997 to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues, net earnings or increase in net earnings per common share of any of each of the Company and Ajax or the Subsidiaries, in each case as compared with the corresponding period beginning June 30, 1996, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

              iv. setting forth, at a date not later than five (5) days prior to the date of the Registration Statement, the amount of liabilities of each of the Company and Ajax taken as a whole (including a break-down of commercial paper and notes payable to banks);

              v. stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to each of the Company and Ajax set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of each of the Company and Ajax and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

              vi.   statements  as  to  such  other  matters   incident  to  the
        transaction contemplated hereby as the Representatives may reasonably request.

              (m) At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received from BDO Seidman LLP a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm that statements made in the letter furnished pursuant to subsection (l) of this Section, except that the specified date referred to shall be a date not more than five (5) days prior to the Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection (i) of this Section with respect to certain amounts, percentages and financial information as specified by the Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

              (n) On each of the Closing Date and each Option Closing Date, if any, there shall have been duly tendered to the Representatives for the several Underwriters' accounts the appropriate number of Securities.

              (o) No order suspending the sale of the Securities in any jurisdiction designated by the Representatives pursuant to subsection (e) of
Section 4 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

              (p) On or before the Closing Date, the Company shall have executed and delivered to the Representatives (i) the Representatives' Warrant Agreement substantially in the form filed as Exhibit 4.2 to the Registration Statement, in final form and substance satisfactory to Dirks, and (ii) the Representatives' Warrants in such denominations and to such designees as shall have been provided to the Company by Dirks.

              (q) On or before the Closing Date, the Firm Securities and Option Securities shall have been duly approved for listing on AMEX, subject to official notice of issuance.

              (r) On or before the Closing Date, there shall have been delivered to the Representatives all of the Lock-up Agreements, in form and substance satisfactory to Underwriters' Counsel.

              (s) With respect to the Ajax Acquisition:

              i. each condition to the obligations of the Company set forth in Section [___] of the Stock Purchase Agreement shall have been satisfied, without waiver or modification, except as may be approved by the Representatives;

              ii. each  certificate  delivered  to the  Company  pursuant to the
        Stock  Purchase   Agreement  shall  have  also  been  delivered  to  the
        Representatives;

              iii. counsel for Ajax shall have furnished to the Representatives a letter, in form and substance satisfactory to the Representatives, to the effect that they are entitled to rely on the opinion of such counsel delivered to the Company pursuant to the Stock Purchase Agreement as if such opinion were addressed to them; and

              iv. on the Closing Date the Representatives shall have received opinions, in form and substance satisfactory to the Representatives, from counsel for the Company and counsel for Ajax, to the effect that the Acquisition pursuant to the Stock Purchase Agreement has become effective and that such Acquisition was consummated in accordance with the provisions of the Stock Purchase Agreement, which has been duly authorized by the Company and Ajax and their respective stockholders, and complies in all respects with applicable law.

              (t) The Stock Purchase Agreement shall be in full force and effect and none of the parties thereto shall be in default thereunder. The Representatives shall have received assurances reasonably satisfactory to them that all documents required to be filed in the respective states in order to effectuate the consummation of the Acquisition shall have been approved for filing by the appropriate authorities in each state and that all of such Acquisition documents shall be filed substantially concurrently with the consummation of the transactions pursuant to this Agreement.

        If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representatives may terminate this Agreement or, if the Representatives so elect, they may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

        7.    Indemnification.

              (a) The Company and Ajax agree to indemnify and hold harmless each of the Underwriters (for purposes of this Section 7 "Underwriter" shall include the officers, directors, partners, employees, agents and counsel of the Underwriter, including specifically each person who may be substituted for an Underwriter as provided in Section 11 hereof), and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, investigations, inquiries, suits and litigation in respect thereof), whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any such claim, action, proceeding, investigation, inquiry, suit or litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section 7 collectively called "application") executed by each of the Company and Ajax or based upon written information furnished by each of the Company and Ajax in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, AMEX or any other securities exchange; (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), or (C) any breach of any representation, warranty, covenant or agreement of each of the Company and Ajax contained herein or in any certificate by or on behalf of each of the Company and Ajax or any of its officers delivered pursuant hereto, unless, in the case of clause (A) or (B) above, such statement or omission was made in reliance upon and in conformity with written information furnished to each of the Company and Ajax with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be. The indemnity agreement in this subsection (a) shall be in addition to any liability which each of the Company and Ajax may have at common law or otherwise.

              The foregoing indemnity with respect to any untrue statement contained in or omission from a Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities which are the subject thereof if (1) each of the Company or Ajax shall sustain the burden of proving that such asserting person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omitted from such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented); and (2) the Company shall have complied with its covenant pursuant to Section 4(f) of this Agreement.

              (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless each of the Company and Ajax, each of their respective directors, each of their respective officers who has signed the Registration Statement, and each other person, if any, who controls each of the Company and Ajax within the meaning of the Act, to the same extent as the foregoing indemnity from each of the Company and Ajax to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to each of the Company and Ajax with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering. The Company acknowledges that the statements with respect to the public offering of the Firm Securities and the Option Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

              (c)  Promptly  after  receipt by an  indemnified  party under this
Section 7 of notice of the commencement of any claim, action, suit, investigation, inquiry, proceeding or litigation, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such claim, action, suit, investigation, inquiry, proceeding or litigation is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of thereof at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense thereof within a reasonable time after notice of commencement thereof, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense thereof on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one claim, action, suit, investigation, inquiry, proceeding or litigation or separate but similar or related claims, actions, suits, investigations, inquiries, proceedings or litigation in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim, action, suit, investigation, inquiry, proceeding or litigation effected without its written consent; provided, however, that such consent was not unreasonably withheld. An indemnifying party will not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit, investigation, inquiry, proceeding or litigation in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim, action, suit, investigation, inquiry, proceeding or litigation), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit, investigation, inquiry, proceeding or litigation and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

              (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Firm Securities and the Option Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where each of the Company and Ajax is the contributing party and the Underwriters are the indemnified party, the relative benefits received by each of the Company and Ajax on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Firm Securities and the Option Securities (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each of the Company and Ajax, or by the Underwriters, and the
parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Firm Securities and the Option Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls each of the Company and Ajax or the Underwriter within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of each of the Company and Ajax shall have the same rights to contribution as each of the Company and Ajax or the Underwriter, as the case may be, subject in each case to this subsection (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subsection
(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subsection (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

        8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of each of the Company and Ajax submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of each of the Company and Ajax and the indemnity agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, each of the Company and Ajax, any controlling person of any Underwriter or each of the Company and Ajax, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriters and the Representatives, as the case may be.

        9. Effective Date. This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representatives, in their discretion, shall release the Securities for sale to the public; provided, however, that the provisions of Sections 5, 7 and 10 of this Agreement shall at all times be effective. For purposes of this Section 9, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representatives of telegrams to securities dealers releasing such securities for offering or the release by the Representatives for publication of the first newspaper advertisement which is subsequently published relating to the Securities.

        10.   Termination.

              (a) Subject to subsection (b) of this Section 10, the Representatives shall have the right to terminate this Agreement, (i) if any domestic or international event or act or occurrence has materially adversely disrupted, or in the Representatives' opinion will in the immediate future materially adversely disrupt, the financial markets; or (ii) if any material adverse change in the financial markets shall have occurred; or (iii) if trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASD, the Commission or any governmental authority having jurisdiction over such matters; or (iv) if trading of any of the securities of the Company shall have been suspended, or any of the securities of the Company shall have been delisted, on any exchange or in any over-the-counter market; (v) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (vi) if a banking moratorium has been declared by a state or federal authority; or (vii) if a moratorium in foreign exchange trading has been declared; or (viii) if either the Company or Ajax shall have sustained a loss material or substantial to either the Company or Ajax by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representatives' opinion, make it inadvisable to proceed with the offering, sale and/or delivery of the Securities; or (ix) if there shall have been such a material adverse change in the conditions or prospects of either the Company or Ajax, or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere, that, in each case, in the Representatives' judgment, would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities or (x) if Karl Massaro shall no longer serve either the Company or Ajax in his present capacity.

              (b) If this Agreement is terminated by the Representatives in accordance with the provisions of Section 10(a) the Company shall promptly reimburse and indemnify the Representatives for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters and all Blue Sky counsel fees (excluding filing fees) and disbursements (less amounts previously paid pursuant to Section 5(c) above). In addition, the Company shall remain liable for all Blue Sky counsel fees and disbursements, expenses and filing fees. Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Representatives, by reason of any failure on the part of either the Company or Ajax to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 6 (except if this Agreement is terminated pursuant to Sections 6(c), 6(l) or 6(q)) or Section 12) then, the Company shall promptly reimburse and indemnify the Representatives for all of their actual out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5(c) above). In addition, the Company shall remain liable for all Blue Sky counsel fees and disbursements, expenses and filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6, 10, 11 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

        11. Substitution of the Underwriters. If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6, Section 10 or Section 12 hereof) to purchase the Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangement for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

              (a) if the number of Defaulted Securities does not exceed 10% of the total number of Firm Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

              (b) if the number of Defaulted Securities exceeds 10% of the total number of Firm Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriters may at the Representatives' option, by notice from the Representatives to the Company, terminate the Underwriters' obligation to purchase Option Securities from the Company on such date).

        No action taken pursuant to this Section 11 shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

        In the event of any such default which does not result in a termination of this Agreement, the Representatives shall have the right to postpone the Closing Date for a period not exceeding seven (7) days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

        12. Default by the Company. If the Company shall fail at the Closing Date or at any Option Closing Date, as applicable, to sell and deliver the number of Securities which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the
Underwriters may at the Representatives' option, by notice from the Representatives to the Company, terminate the Underwriters' obligation to purchase Option Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5,
Section 7 and Section 10 hereof. No action taken pursuant to this Section 12 shall relieve the Company from liability, if any, in respect of such default.

        13. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives, Dirks & Company, Inc., 520 Madison Avenue, New York, New York 10022, Attention: Ray Dirks, Chairman and Millennium Financial Group, Inc., 235 West 56th Street, Suite 37E, New York, New York 10019, Attention: Michael Roy Fugler, Managing Director, with a copy to Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103-0001, Attention: Lawrence B. Fisher, Esq. Notices to the Company shall be directed to the Company at 321 Valley Road, Hillsborough Township, New Jersey

08876-4056, Attention: Mr. Steven Merker, Chairman of the Board, Vice President, Treasurer and Chief Financial and Accounting Officer, with a copy to: Phillips Nizer Benjamin Krim & Ballon LLP, 666 Fifth Avenue, New York, New York 10103-0084, Attention: Vincent McGill, Esq.

        14. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

        15. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

        16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

        17. Entire Agreement; Amendments. This Agreement, the Warrant Agreement and the Representatives' Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Representatives and the Company.

        If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                     Very truly yours,

                                     STANDARD AUTOMOTIVE CORPORATION



                                     By:________________________________________
                                          Mr. Steven Merker
                                          Chairman of the Board, Vice President,
                                          Treasurer and Chief Financial and
                                          Accounting Officer

                                     AJAX MANUFACTURING COMPANY

                                     By:________________________________________
                                          Name:
                                          Title:

                                     CARL MASSARO

                                     ___________________________________________


Confirmed and accepted as of
the date first above written.


DIRKS & COMPANY, INC.

For itself and as Representative
  of the several Underwriters named
  in Schedule A hereto.



By:______________________________________
    Name:
    Title:



MILLENNIUM FINANCIAL GROUP, INC.

For itself and as Representative
  of the several Underwriters named
  in Schedule A hereto.

By:______________________________________
    Name:
    Title:

                                   SCHEDULE A
                                                                      Number of
                                                   Number of          Shares of
                                                   Shares of        Convertible
                                                Common Stock    Preferred Stock
Name of Underwriters                         to be Purchased    to be Purchased
--------------------                         ---------------    ---------------
Dirks & Company, Inc..................
Millennium Financial Group, Inc.......

Total.................................             1,300,000          1,000,000
                                                   =========          =========

                                    EXHIBIT A

               [FORM OF ENVIRONMENTAL OPINION - TO BE DETERMINED]